UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

Almost Never Films Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53049	26-1665960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

13636 Ventura Blvd., Sherman Oaks, CA	91423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 296-3005

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01    Other Events

As previously disclosed on the Current Report on Form 8-K filed by Almost Never Films Inc. on February 29, 2016, the stockholders of the Company approved the name change.  On March 1, 2016, the Company was notified by FINRA that the name change will be announced on March 1, 2016 on the Daily List and the name/symbol change will take effect at the open of business on March 2, 2016.

The new symbol of the Company is HLWD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Almost Never Films Inc.
(Registrant)

Date: March 1, 2016	/s/ Danny Chan
Danny Chan
Chief Executive Officer and Chief Financial Officer